                                                                   EXHIBIT 10.11

                             CONTRIBUTION AGREEMENT

         This CONTRIBUTION AGREEMENT (the "Agreement"), dated as of the 31st day of December, 1998, is by and among Corrections Corporation of America, a Tennessee corporation ("CCA"), certain of its subsidiaries listed on the signature pages hereto (collectively, the "Subsidiaries"), and Correctional Management Services Corporation, a Tennessee corporation ("Correctional Management").

         WHEREAS, CCA is a party to that certain Amended and Restated Agreement and Plan of Merger, dated as of September 29, 1998 (the "Merger Agreement"), by and among Prison Realty Corporation, a Maryland corporation ("New Prison Realty"), CCA and CCA Prison Realty Trust, a Maryland real estate investment trust ("Prison Realty"), pursuant to which CCA will merge with and into New Prison Realty, with New Prison Realty being the surviving corporation, and Prison Realty will merge with and into New Prison Realty with New Prison Realty being the surviving corporation (collectively, the "Merger");

         WHEREAS, pursuant to the terms of the Merger and in order that New Prison Realty may comply with the rules and regulations governing the qualification and operation of a real estate investment trust (a "REIT"), at the Closing (as hereinafter defined), prior to the consummation of the Merger, CCA desires to (i) sell to Correctional Management all of the issued and outstanding shares of capital stock of certain of its wholly-owned corporate subsidiaries, and (ii) transfer, convey, and assign, and/or shall cause its Subsidiaries to transfer, convey and assign, all right, title and interest in and to certain contracts with government entities related to the management and operation of correction and detention facilities by CCA together with certain accounts receivable and accounts payable related thereto and certain other net assets used in connection therewith to Correctional Management in exchange for the consideration described herein, and will enter into certain other agreements and undertake certain other actions all related thereto;

         WHEREAS, pursuant to the terms of the Merger and in order that New Prison Realty may comply with the rules and regulations governing the qualification and operation of a real estate investment trust (a "REIT"), at the Closing (as hereinafter defined), prior to the consummation of the Merger, various subsidiaries of CCA desire to sell to Correctional Management certain of their equipment and assets;

         WHEREAS, the parties now wish to confirm certain of the transactions contemplated by the Merger and described herein and certain other matters.

         NOW, THEREFORE, in consideration of these premises and the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

1.       Transfer of Assets.

                  1.1.     Sale of Capital Stock. CCA shall, at the Closing
(as hereinafter defined), sell all of the issued and outstanding shares of capital stock of each of the wholly owned corporate subsidiaries of CCA listed on Exhibit A attached hereto and incorporated herein by this reference (collectively, the "Purchased Subsidiaries").

                  1.2. Transfer and Assignment of Management Contracts and Related Assets. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), CCA shall transfer, convey and assign, and/or shall cause its Subsidiaries to transfer, convey and assign, to Correctional Management all of CCA's and/or its Subsidiaries' right, title and interest in and to those certain management contracts (the "Management Contracts") and those certain accounts receivable and accounts payable and other net assets exclusively related to the management and operation of the correction and detention facilities listed on Exhibit B attached hereto, including but not limited to those specific Management Contracts and related agreements set forth on Exhibit C attached hereto, and incorporated herein by this reference (the Management Contracts, together with the accounts receivable and accounts payable and other net assets are defined, collectively, as the "Management Contract Assets"). It is expressly agreed, however, that CCA and/or its Subsidiaries shall retain the possessory interest in real property granted pursuant to the Management Contract relating to the management and operation of the Huerfano County Correctional Facility.

                  1.3 Transfer of Assets. At the Closing (as hereinafter defined), Corrections Partners, Inc., a Delaware corporation, TransCor America, Inc., a Tennessee corporation, USCC Avery/Mitchell Management Company, Inc., a North Carolina corporation, and USCC Pamlico Management Company, Inc., a North Carolina corporation, shall transfer, convey and assign to Correctional Management any and all of their respective right, title and interest in and to certain equipment and other personal property listed on Exhibit D attached hereto.

         2. Rights to Trade Name Use. At the Closing (as hereinafter defined), CCA shall grant to Correctional Management a non-exclusive, non-transferrable license to use the name "Corrections Corporation of America," the initials "CCA" and all derivatives thereof (collectively, the "Trade Name") in conformance with standards reasonably set by CCA. The terms and conditions of such license shall be set forth in a Trade Name Use Agreement between CCA and Correctional Management (the "Trade Name Use Agreement"). Under the Trade Name Use Agreement, Correctional Management will pay to CCA a fee equal to (i) 2.75% of Correctional Management's gross revenues for the first three years of the Trade Name Use Agreement, (ii) 3.25% of Correctional Management's gross revenues for the following two years of the Trade Name Use Agreement, and (iii) 3.625% of Correctional Management's gross revenues for the remaining term of the Trade Name Use Agreement, provided that after completion of the Merger the amount of such fee may not exceed (iv) 2.75% of the gross revenues of New Prison Realty for the first three years of the Trade Name Use Agreement, (v) 3.5% of the gross revenues of New Prison Realty for the following two years of the Trade Name Use Agreement, and (vi) 3.875% of the gross revenues of New Prison Realty for the remaining term of the Trade Name Use Agreement.

         3. Consideration. As consideration for sale of the Purchased Subsidiaries and for the transfer, conveyance and assignment of the Management Contract Assets to Correctional Management by CCA and/or its Subsidiaries and the grant of the right to use the Trade Name by

CCA, CCA shall receive from Correctional Management (i) an installment note in the principal amount of $137.0 million (the "Note"), and (ii) one hundred percent (100%) of the non-voting common stock of Correctional Management (the "Common Stock"). The terms of the Note shall be substantially as follows:

         a.       Term. The Note shall be payable over ten (10) years.

         b. Interest and Payments. The Note shall bear interest at the rate of twelve percent (12%) per annum. Interest only shall be payable for the first four (4) years of the Note, with the principal being amortized over the following six (6) year period.

         c. Pre-Payment. To the extent Correctional Management generates available cash flow from operations in excess of amounts required to make payments under any Correctional Management credit facility or other similar financing arrangement, such funds shall be used to prepay the principal due under the Note.

         d. Security. Doctor R. Crants, the Chief Executive Officer of Correctional Management, shall guarantee payment of ten percent (10%) of the outstanding principal amount due under the Note.

         4. Liabilities to be Assumed by Correctional Management. Correctional Management shall assume at the Closing (as hereinafter defined) all liabilities related to the Management Contract Assets, including the related accounts payable, as additional consideration to CCA.

         5. Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur prior to the Merger on a date designated by CCA acceptable to Correctional Management. At the Closing, CCA shall deliver the Management Contract Assets and the rights set forth in paragraph 2 hereof shall take effect. Correctional Management shall deliver the Common Stock to CCA.

         6. Conditions to Closing. The following shall be a condition of CCA's obligation to close the transactions contemplated hereby:

         The fulfillment or waiver of all conditions to CCA's and Prison Realty's obligations under the Merger Agreement (except section 6.01(h) of the Merger Agreement).

         7. Accounts Receivable. If CCA and/or its Subsidiaries shall receive payment for accounts billed before the Closing or otherwise, then CCA and/or its Subsidiaries shall pay the same to Correctional Management by check endorsement to Correctional Management, delivered in three business days after the receipt of such payment. If an endorsement is not possible, CCA and/or its Subsidiaries shall pay appropriate sums to Correctional Management promptly after receipt.

         8. Further Assurances. The parties agree that this Agreement should be supplemented by such further documents in form and substance reasonably satisfactory to the parties and as may be reasonably requested by the parties or their counsel to give effect to the foregoing and the general intent thereof. Such agreements will contain, in addition to the terms and conditions set forth in this Agreement, such terms and conditions deemed necessary to effectuate the transactions contemplated thereby. The parties hereto hereby agree to act in good faith and use reasonable efforts to consummate the transactions contemplated herein and to take such other actions as may be required to facilitate the consummation of the Merger and to ensure that New Prison Realty shall continue to qualify and operate as a REIT after the Merger.

         9. Termination. This Agreement shall cease to be effective if the Merger is not consummated on or before December 31, 1999. This Agreement may be terminated at any time prior to the Closing by mutual agreement of CCA and Correctional Management.

         10. Confidentiality. Except as required by applicable law or legal process or as approved by CCA, Correctional Management and its representatives shall maintain in confidence and not disclose to any third party any information related to CCA or Correctional Management or its representatives obtained in the course of the transaction. The above restrictions shall not apply to information that (i) is or becomes public (other than by reason of this paragraph) or (ii) was known or available to Correctional Management or its representatives from a third party having a lawful right to disclose such information.

         11. Successors. This Agreement shall be binding upon each of the parties and shall also be binding upon their respective successors or assigns, including a transferee of all or substantially all its assets.

         12. Governing Law. This Agreement shall be governed by the laws of the State of Tennessee as to interpretation, construction and performance, regardless of the choice of law provisions of Tennessee or any other jurisdiction.

         13. Amendments. This Agreement may not be modified or amended except by a duly executed instrument in writing signed by CCA and Correctional Management.

         14. Severability. If any provision of this Agreement shall be held illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

         15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile shall be equally effective as delivery of a manually executed counterpart. Any party delivering an unexecuted counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability and binding effect of this Agreement.

         16. Interpretation. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intentions of the parties and this Agreement.



               [remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized officer on the day first above written.


                                        CCA:

                                        CORRECTIONS CORPORATION OF AMERICA,
                                        a Tennessee corporation


                                        By: /s/ Doctor R. Crants
                                           ---------------------------------

                                        Its: Chief Executive Officer
                                            --------------------------------


                                        SUBSIDIARIES:

                                        CONCEPT, INCORPORATED, a Delaware
                                        corporation


                                        By: /s/ Darrell K. Massengale
                                           ---------------------------------

                                        Its: President
                                            --------------------------------


                                        CORRECTIONS PARTNERS, INC., a Delaware
                                        corporation


                                        By: /s/ Darrell K. Massengale
                                           ---------------------------------

                                        Its: President
                                            --------------------------------


                                        LEE ADJUSTMENT CENTER, INC. a Kentucky
                                        corporation


                                        By: /s/ Darrell K. Massengale
                                           ---------------------------------

                                        Its: President
                                            --------------------------------


                                        MARION ADJUSTMENT CENTER, INC., a
                                        Kentucky corporation


                                        By: /s/ Darrell K. Massengale
                                           ---------------------------------

                                        Its: President
                                            --------------------------------

                    [signatures continue on following page]

                        OTTER CREEK CORRECTIONAL CENTER, INC., a
                        Kentucky corporation

                        By: /s/ Darrell K. Massengale
                           ----------------------------------------------------

                        Its: President
                            ---------------------------------------------------

                        RIVER CITY CORRECTIONAL CENTER, INC., a
                        Kentucky corporation

                        By: /s/ Darrell K. Massengale
                           ----------------------------------------------------

                        Its: President
                            ---------------------------------------------------

                        TRANSCOR AMERICA, INC., a Tennessee corporation

                        By: /s/ Darrell K. Massengale
                           ----------------------------------------------------

                        Its: Secretary
                            ---------------------------------------------------

                        USCC AVERY/MITCHELL MANAGEMENT COMPANY,
                        INC., a North Carolina corporation

                        By: /s/ Darrell K. Massengale
                           ----------------------------------------------------

                        Its: President
                            ---------------------------------------------------

                        USCC PAMLICO MANAGEMENT COMPANY, INC., a
                        North Carolina corporation

                        By: /s/ Darrell K. Massengale
                           ----------------------------------------------------

                        Its: President
                            ---------------------------------------------------

                        CORRECTIONAL MANAGEMENT:

                        CORRECTIONAL MANAGEMENT SERVICES
                        CORPORATION, a Tennessee corporation

                        By: /s/ Darrell K. Massengale
                           ----------------------------------------------------

                        Its: CFO and Secretary
                            ---------------------------------------------------

                                   EXHIBIT A

                             Purchased Subsidiaries

Domestic

CCA International, Inc., a Delaware corporation
Technical and Business Institute of America, Inc., a Tennessee corporation


International

Corrections Corporation of Australia, PTY. LTD., a Queensland, Australian
  corporation
Viccor Investments PTY. LTD., a Victoria, Australian corporation
Corrections Corporation of Canada, a Canadian corporation

                                   EXHIBIT B

                      Correction and Detention Facilities

                  BENT COUNTY CORRECTIONAL FACILITY
                  BRIDGEPORT PRE-PAROLE TRANSFER FACILITY
                  CALIFORNIA CITY CORRECTIONAL FACILITY
                  CENTRAL ARIZONA DETENTION CENTER
                  CIBOLA COUNTY CORRECTIONS CENTER
                  CIMARRON CORRECTIONAL FACILITY
                  COFFEE CORRECTIONAL FACILITY
                  DAVIS CORRECTIONAL FACILITY
                  D.C. CORRECTIONAL TREATMENT FACILITY
                  DIAMONDBACK CORRECTIONAL FACILITY
                  EDEN DETENTION CENTER
                  ELOY DETENTION CENTER
                  HOUSTON PROCESSING CENTER
                  HUERFANO COUNTY CORRECTIONAL FACILITY
                  KIT CARSON CORRECTIONAL CENTER
                  LAREDO PROCESSING CENTER
                  LEAVENWORTH DETENTION CENTER
                  LEE ADJUSTMENT CENTER
                  MARION ADJUSTMENT CENTER
                  MAURICE SIGLER DETENTION FACILITY
                  MENDOTA CORRECTIONAL FACILITY
                  MINERAL WELLS PRE-PAROLE TRANSFER FACILITY
                  MONTANA CORRECTIONAL FACILITY
                  MOUNTAINVIEW CORRECTIONAL FACILITY
                  NEW MEXICO WOMEN'S CORRECTIONAL FACILITY
                  NORTH FORK CORRECTIONAL CENTER
                  NORTHEAST OHIO CORRECTIONAL CENTER
                  OTTER CREEK CORRECTIONAL CENTER
                  PAMLICO CORRECTIONAL INSTITUTION
                  PRAIRIE CORRECTIONAL FACILITY
                  RIVER CITY CORRECTIONAL CENTER
                  SAN DIEGO CORRECTIONAL FACILITY
                  SAN DIEGO JAIL
                  SHELBY TRAINING CENTER
                  SOUTHERN NEVADA WOMEN'S CORRECTIONAL FACILITY
                  T. DON HUTTO CORRECTIONAL CENTER
                  TORRANCE COUNTY DETENTION FACILITY
                  WEBB COUNTY CORRECTIONAL CENTER
                  WEST TENNESSEE DETENTION CENTER
                  WHEELER CORRECTIONAL FACILITY
                  WHITEVILLE CORRECTIONAL FACILITY

                                   EXHIBIT C

                  Management Contracts and Related Agreements

         BENT COUNTY CORRECTIONAL FACILITY, LAS ANIMAS, COLORADO

         Management Agreement between Bent County, Colorado and Corrections Corporation of America, dated August 20, 1996, as amended.

         BRIDGEPORT PPT FACILITY, BRIDGEPORT, TEXAS

         Management and Operations Agreement between Corrections Corporation of America and Texas Department of Criminal Justice, Parole Division, effective date January 1, 1996, as amended.

         CALIFORNIA CITY CORRECTIONAL FACILITY, CALIFORNIA, CITY, CALIFORNIA

         None

         CENTRAL ARIZONA DETENTION CENTER, FLORENCE, ARIZONA

         i. Management Services Contract between Pinal County, Arizona and Corrections Corporation of America, effective date January 6, 1994, as amended.

         ii. Amended Sole Source and Emergency Agreement and Contract between the New Mexico Corrections Department and Corrections Corporation of America, dated September 23, 1997.

         iii. Inmate Housing Agreement between Montana Department of Corrections and Corrections Corporation of America, dated October 1, 1997.

         iv. Memorandum of Agreement for Adult Detention between Department of Interior, Bureau of Indian Affairs Salt River Agency and Corrections Corporation of America, Florence Facility, dated March 18, 1997.

         v. Standard Form Agreement, Agency Contract Number 2094863 between State of Alaska, Department of Corrections and Corrections Corporation of America, dated July 1, 1998.

         vi. Agreement KR 98-0494 between Corrections Corporation of America and State of Arizona, Department of Corrections, dated May 22, 1998.

         vii. Contract between the Pascua Yaqui Tribe of Arizona and Corrections Corporation of America, Central Arizona Detention Center, effective December 5, 1996.

         viii. Agreement 1GA 08-94-0008 between the United States Marshals Service and Corrections Corporation of America, effective January 1, 1996.

         CIBOLA COUNTY CORRECTIONS CENTER, MILAN, NEW MEXICO

         Residential Services Agreement between the County of Cibola and Corrections Corporation of America, commencing April 17, 1998.

         CIMARRON CORRECTIONAL FACILITY, CUSHING, OKLAHOMA

         Correctional Services Contract between Corrections Corporation of America and State of Oklahoma, Department of Corrections, dated July 1, 1997, as amended.

         COFFEE CORRECTIONAL FACILITY, NICHOLLS, GEORGIA

         Agency Contract No. 467-019-955259-1 between Corrections Corporation of America and Georgia Department of Corrections, dated July 24, 1997, as amended.

         DAVIS CORRECTIONAL FACILITY, HOLDENVILLE, OKLAHOMA

         Correctional Services Contract between Corrections Corporation of America and State of Oklahoma, Department of Corrections, dated July 1, 1998.

         D.C. CORRECTIONAL TREATMENT FACILITY, WASHINGTON, D.C.

         Operation and Management Agreement by and between the District of Columbia and Corrections Corporation of America, dated January 30, 1997.

         DIAMONDBACK CORRECTIONAL FACILITY, WATONGA, OKLAHOMA

         i. State of Hawaii Agreement for Services between the Department of Public Safety, State of Hawaii, Watonga Economic Development Authority and Corrections Corporation of America, dated October 9, 1998.

         ii. Residential Services Agreement between Watonga Economic Development Authority and Corrections Corporation of America, effective August 1, 1998

         EDEN DETENTION CENTER, EDEN, TEXAS

         Operation and Maintenance Services Agreement by and between the City of Eden, Texas, Eden Correctional Facilities Corporation and Corrections Corporation of America, dated October 24, 1995.

         ELOY DETENTION CENTER, ELOY, ARIZONA

         Contract J1PCc-003 between U.S. Department of Justice, Federal Bureau of Prisons and Corrections Corporation of America, dated March 1, 1999, as amended.

         HOUSTON PROCESSING CENTER, HOUSTON, TEXAS

         Contract DLS-94-D-0001 between Corrections Corporation of America and U.S. Department of Justice, Immigration and Naturalization Service, effective date October 1, 1993, as amended.

         HUERFANO COUNTY CORRECTIONAL FACILITY, WALSENBURG, COLORADO

         Management Agreement between Corrections Corporation of America and Huerfano County Correctional Facilities Authority, dated November 1, 1997, provided that CCA shall retain the possessory interest with respect to the property as provided in Section 1.2 of the Management Agreement.

         KIT CARSON CORRECTIONAL FACILITY, BURLINGTON, COLORADO

         Residential Services Agreement between Kit Carson County, Colorado, and Corrections Corporation of America

         LAREDO PROCESSING CENTER, LAREDO, TEXAS

         Contract ACD-8-C-009 between Corrections Corporation of America and Immigration and Naturalization Service, effective date October 1, 1998, as amended.

         LEAVENWORTH DETENTION CENTER, LEAVENWORTH, KANSAS

         Letter Contract No. MS-98-D-0013 between CCA and the U.S. Department of Justice, U.S. Marshals Service, dated December 29, 1997, as amended.

         LEE ADJUSTMENT CENTER, BEATTYVILLE, KENTUCKY

         Contract No. BP901205 between the Finance and Administration Cabinet, Division of Purchases of the Commonwealth of Kentucky and U.S. Corrections Corporation, effective date December 9, 1993, as assigned to Lee Adjustment Center, Inc., dated October 31, 1997, as amended.

         MARION ADJUSTMENT CENTER, INC., ST. MARY, KENTUCKY

         Contract No. BP901205 between the Finance and Administration Cabinet, Division of Purchases of the Commwealth of Kentucky and U.S. Corrections Corporation, effective date December 9, 1993, as assigned to Marion Adjustment Center, Inc., dated October 31, 1997, as amended.

         MAURICE SIGLER DETENTION FACILITY, FROSTPROOF, FLORIDA

         Management Services Contract between Polk County, Florida and Corrections Corporation of America, dated October 1, 1996.

         MENDOTA CORRECTIONAL FACILITY, MENDOTA, CALIFORNIA

         None

         MINERAL WELLS PPT FACILITY, MINERAL WELLS, TEXAS

         Mineral Wells Pre-Parole Transfer Facility Management and Operations Agreement between Texas Department of Criminal Justice and Corrections Corporation of America , Mineral Wells, effective date January 1, 1996, as amended.

         MONTANA CORRECTIONAL FACILITY, SHELBY, MONTANA

         Contract for Operation and Management Services by and between Montana Department of Corrections and Corrections Corporation of America, dated July 22, 1998.

         MOUNTAIN VIEW CORRECTIONAL INSTITUTION, SPRUCE PINE, NORTH CAROLINA

         Correctional Services Contract between North Carolina Department of Correction and Corrections Corporation of America for Mountain View Correctional Facility, dated November 23, 1998.

         NEW MEXICO WOMEN'S CORRECTIONAL FACILITY, GRANTS, NEW MEXICO

         Management Services Agreement No. 77-40 between New Mexico Corrections Department and Corrections Corporation of America, effective date July 1, 1988.

         NORTH FORK CORRECTIONAL FACILITY, SAYRE, OKLAHOMA

         i. Residential Services Contract between Sayre Industrial Authority and Corrections Corporation of America, dated May 19, 1998.

         ii. State of Hawaii Agreement for Services between the Department of Public Safety, State of Hawaii and Corrections Corporation of America, dated July 14, 1998.

         NORTHEAST OHIO CORRECTIONAL CENTER, YOUNGSTOWN, OHIO

         Contract No. 7349-AA-03-1-HT awarded September 9, 1997 by the Government of the District of Columbia Office of Contracting and Procurement to Corrections Corporation of America, effective date September 9, 1997, as assigned and amended.

         OTTER CREEK CORRECTIONAL CENTER, WHEELWRIGHT, KENTUCKY

         Contract No. BP901205 between the Finance and Administration Cabinet, Division of Purchases of the Commonwealth of Kentucky and U.S. Corrections Corporation, effective date December 9, 1993, as assigned to Otter Creek Correctional Center, Inc., dated October 31, 1997, as amended.

         PAMLICO CORRECTIONAL INSTITUTION, BAYBORO, NORTH CAROLINA

         Correctional Services Contract between North Carolina Department of Correction and Corrections Corporation of America, dated September 1, 1998.

         PRAIRIE CORRECTIONAL FACILITY, APPLETON, MINNESOTA

         i. Inmate Housing Agreement between North Dakota Department of Corrections and Rehabilitation and the City of Appleton Economic Development Authority dated July 29, 1998.

         ii. State of Minnesota Department of Corrections Contract for (non-state employee) Services between State of Minnesota and Corrections Corporation of America.

         iii. Contract Routing Number 98CCA01086 between State of Colorado and Appleton Economic Development Authority, dated September 3, 1997.

         iv. Order No. MS-99-M-00050 between the U.S. Marshals Services and Corrections Corporation of America, effective date, December 4, 1998.

         v. Management Agreement between Appleton Prison Corporation and Corrections Corporation of America, effective August 1, 1996, as amended.

         RIVER CITY CORRECTIONAL CENTER, LOUISVILLE, KENTUCKY

         Contract between Jefferson County, Kentucky, and U.S. Corrections Corporation, effective date December 12, 1996.

         SAN DIEGO CORRECTIONAL FACILITY, SAN DIEGO, CALIFORNIA

         None

         SAN DIEGO JAIL, SAN DIEGO, CALIFORNIA

         i. Standard Form Lease Agreement (Ground Lease of Undeveloped Property), East Mesa Detention Facility, between County of San Diego, as Lessor, and Corrections Corporation of America, as Lessee, dated December 2, 1997.

         ii. Solicitation Number: ACL-8-R-0066, San Diego Detention Center, San Diego, California, between Immigration and Naturalization Service and Corrections Corporation of America, dated October 1, 1998, as amended.

         SHELBY TRAINING CENTER, MEMPHIS, TENNESSEE

         i. Lease Agreement between County of Shelby, Tennessee, for the Juvenile Court of Memphis and Shelby County, as Lessor, and Corrections Corporation of America, as Lessee, dated April 15, 1985.

         ii. Contract between the Tennessee Department of Finance and Administration and Corrections Corporation of America, dated March 3, 1986.

         iii. Professional Service Contract between State of Idaho, Department of Juvenile Corrections and Corrections Corporation of America, effective date, December 1, 1998.

         iv. Contract between the County of Shelby, Tennessee for the Juvenile Court of Memphis and Shelby County and Corrections Corporation of America, dated March 14, 1985.

         v. Contract for Juvenile Confinement between Tipton County, Tennessee and Corrections Corporation of America.

         vi. Contract for Services of Independent Contractor between the State of Nevada, Department of Human Resources, Division of Child and Family Services and Corrections Corporation of America, effective date, July 1, 1997.

         vii. Contract Number YRS (COR-SC) FY99-2654 between the State of Delaware Department of Services for Children, Youth and their Families and Corrections Corporation of America, dated July 1, 1998, as it relates to the provision of services at the Shelby Training Center.

         viii. Contract Number J200c-251 between the U.S. Department of Justice, Federal Bureau of Prisons and Corrections Corporation of America, effective January 1, 1999, as amended.

         SOUTHERN NEVADA WOMEN'S CORRECTIONAL FACILITY, LAS VEGAS, NEVADA

         Construction, Lease Purchase and Management Services Contract between State of Nevada, Nevada Department of Prisons and Corrections Corporation of America, dated October 14, 1996.

         T. DON HUTTO CORRECTIONAL CENTER, TAYLOR, TEXAS

         i. Management Services Contract between Williamson County, Texas, and Corrections Corporation of America, dated December 17, 1996, as amended.

         TORRANCE COUNTY DETENTION FACILITY, ESTANCIA, NEW MEXICO

         i. Contract for Inmate Confinement between Torrance County and Corrections Corporation of America, dated May 10, 1993.

         ii. Management Services Contract between the County of Torrance and Corrections Corporation of America, effective date November 1, 1990, as amended.

         WEBB COUNTY CORRECTIONAL CENTER

         Operations Contract between Webb County, Texas and Corrections Corporation of America, dated December 29, 1998.

         WEST TENNESSEE DETENTION CENTER, MASON, TENNESSEE

         i. Management Services Contract between the City of Mason and Corrections Corporation of America, dated June 30, 1990, as amended.

         ii. Inmate Housing Agreement between Montana Department of Corrections and Corrections Corporation of America, dated September 1, 1997.

         iii. Contract No. MS-96-D-0019 issued by U.S. Marshals Service Procurement Division to Corrections Corporation of America, dated August 5, 1996, as amended.

         iv. Contract for Inmate Confinement between Madison County, Tennessee and Corrections Corporation of America, effective date, March 1, 1997.



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                             EXHIBIT C (CONTINUED)

         WHEELER CORRECTIONAL FACILITY, ALAMO, GEORGIA

         Contract No. 467-019-955259-2 between Corrections Corporation of America and the Georgia Department of Corrections, dated July 1, 1998, as amended.

         WHITEVILLE CORRECTIONAL FACILITY, WHITEVILLE, TENNESSEE

         Contractual Services Contract between Corrections Corporation of America and State of Wisconsin Department of Corrections dated March 6, 1998, as amended.



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                                   EXHIBIT D

CORRECTIONS PARTNERS, INC.

         Corrections Partners, Inc. shall transfer, convey and assign to Correctional Management any and all of its rights, title and interest in and to the following:

         - Any and all equipment and other personal property relating to the Eden Detention Center and any and all leasehold improvements relating to the Eden Detention Center.

         - Any and all equipment and other personal property relating to the Correctional Treatment Facility in Washington, D.C. and any and all leasehold improvements relating to the Correctional Treatment Facility in Washington, D.C.

         - Any and all equipment and other personal property relating to the San Diego Jail.

         - Any and all equipment and other personal property relating to the Southern Nevada Women's Correctional Facility and any and all leasehold improvements relating to the Southern Nevada Women's Correctional Facility.

         - Any and all equipment and other personal property relating to the Corrections Corporation of America Corporate Headquarters located at 10 Burton Hills Boulevard, Nashville, Tennessee 37215.

TRANSCOR AMERICA, INC.

         TransCor America, Inc. shall transfer, convey and assign to Correctional Management any and all of its rights, title and interest in and to the following:

         - All equipment and personal property located at the corporate headquarters of TransCor America, Inc., 440 Business Park, Melrose Avenue, Nashville, Tennessee 37211.

         - Any and all motor vehicles and related equipment owned by TransCor America, Inc.

         - Any and all equipment and other personal property owned by TransCor America, Inc., whether tangible or intangible, including but not limited to, all of the issued and outstanding shares of the capital stock of TransCor Puerto Rico, a Puerto Rican corporation, and the name "TransCor America, Inc.", including all derivatives thereof.

USCC AVERY/MITCHELL MANAGEMENT COMPANY, INC.

         - Any and all equipment and other personal property relating to the Mountainview Correctional Institution.



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                             EXHIBIT D (CONTINUED)

USCC PAMLICO MANAGEMENT COMPANY, INC.

         - Any and all equipment and other personal property, whether tangible or intangible, relating to the Pamlico Correctional Institution.



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